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                                                                    EXHIBIT 99.4

The indebtedness evidenced by this instrument is subordinated to the prior payment in full of the Senior Debt (as defined in the Intercreditor and Subordination Agreement hereinafter referred to) pursuant to, and to the extent provided in, the Intercreditor and Subordination Agreement dated March 15, 2002 by the maker hereof and the payee named herein in favor of the Senior Lender referred to in such Intercreditor and Subordination Agreement.


                             SECURED PROMISSORY NOTE

Dated: November 11, 2002
$3,300,000.00

         Holiday RV Superstores, Inc., a Delaware corporation (the "Company"), promises to pay to AGI Holding Corp., a Delaware corporation, or assigns (the "Payee") the principal sum of Three Million Three Hundred Thousand and No/100 Dollars ($3,300,000.00).

         1.       PAYMENT OF PRINCIPAL, INTEREST AND FEES.

                  (a) INTEREST. Interest shall accrue commencing the date hereof on the unpaid principal balance of this Note balance from time to time outstanding at the rate of twelve and three-quarters percent (12.75%) per annum. Interest shall be computed hereunder based on a 365-day year.

                  (b) PAYMENTS. Interest for the period from the date hereof through December 13, 2002 shall be due and payable on December 14, 2002. Thereafter, interest shall be payable monthly on the first day of each calendar month until payment in full of this Note beginning on January 1, 2003. The entire outstanding principal balance hereof, together with all accrued but unpaid interest thereon and all other sums due hereunder, shall be due and payable in full on November 15, 2004.

         2. PREPAYMENT. The Company shall have the option of prepaying this Note in whole or in part at any time and from time to time without penalty or premium. All payments shall be applied first to accrued interest and then to principal balances.

         3. CONVERSION RIGHT. Payee shall have the right, from time to time at Payee's option, to convert all or a portion of the amount owing under this Promissory Note into the Company's common stock, par value $.01 per share (the "Common Stock") at $1.99 per share subject to adjustment as herein provided (the "Conversion Price"). The Conversion Price shall be subject to adjustment from time to time as follows:

                  (i) COMMON STOCK ISSUED AT LESS THAN THE CONVERSION PRICE OR LESS THAN FAIR MARKET VALUE. If the Company shall issue any Common Stock other than Excluded Stock (as hereinafter defined) without consideration, for a consideration per share less than the Conversion Price in effect immediately prior to such issuance or for less than the fair market value of the Common Stock, the Conversion Price in effect immediately prior to each such issuance shall immediately (except as



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         provided below) be reduced to the price equal to the price determined by multiplying such Conversion Price by a fraction, the numerator of which is (1) an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issuance and (B) the number of shares of Common Stock issued in such issuance had such shares been issued at a price per share equal to the greater of (x) the Conversion Price immediately prior to such issuance or (y) the fair market value immediately prior to such issuance, and the denominator of which is (2) the total number of shares of Common Stock outstanding immediately after such issuance.

                  For purposes of any adjustment of the Conversion Price pursuant to this clause (i), the following provisions shall be applicable:

                  (A) CASH. In the case of the issuance of Common Stock for cash, the amount of the consideration received by the Company shall be deemed to be the amount of the cash proceeds received by the Corporation for such Common Stock plus any discounts, commissions, taxes or other expenses allowed, paid, granted or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

                  (B) CONSIDERATION OTHER THAN CASH. In the case of the issuance of Common Stock (otherwise than upon the conversion of shares of Capital Stock or other securities of the Company) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as reasonably determined by the Board of Directors, irrespective of any accounting treatment.

                  (C) OPTIONS AND CONVERTIBLE SECURITIES. In the case of the issuance of (i) options, warrants or other rights to purchase or acquire Common Stock (whether or not at the time exercisable), (ii) securities by their terms convertible into or exchangeable for Common Stock (whether or not at the time so convertible or exchangeable) or
         (iii) options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable):

                           (1) the aggregate maximum number of shares of Common
                  Stock deliverable upon exercise of such options, warrants or other rights to purchase or acquire Common Stock shall be deemed to have been issued at the time such options, warrants or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subclauses
                  (A) and (B) above), if any, received by the Company upon the issuance of such options, warrants or rights plus the maximum aggregate amount of additional consideration (set forth in the instruments relating thereto, without regard to any provision contained therein for subsequent adjustments of such consideration) payable to the Company upon the exercise of such options, warrants or other rights to purchase or acquire Common Stock;

                           (2) the aggregate maximum number of shares of Common
                  Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the



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                  subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options, warrants or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options, warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration (determined in the manner provided in subclauses
                  (A), (B), and (C)(1), above), if any, to be received by the Company upon the conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof;

                           (3) on any change in the number of shares of Common
                  Stock deliverable upon exercise of any such options, warrants or rights or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion or exchange, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Price as then in effect shall forthwith be readjusted to such Conversion Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants or rights not exercised prior to such change, or of such convertible or exchangeable securities not converted or exchanged prior to such change, upon the basis of such change;

                           (4) on the expiration or cancellation of any such
                  options, warrants or rights, or the termination of the right to convert or exchange such convertible or exchangeable securities, if the Conversion Price shall have been adjusted upon the issuance thereof, the Conversion Price shall forthwith be readjusted to such Conversion Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants, rights or exchangeable securities on the basis of the issuance only the number of shares of Common Stock actually issued upon the exercise of such options, warrants or rights, or upon the conversion or exchange of such convertible or exchangeable securities; and

                           (5) if the Conversion Price shall have been adjusted
                  upon the issuance of any such options, warrants, rights or convertible or exchangeable securities, no further adjustment of the Conversion Price shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof.

                  (D) EXCLUDED STOCK. "Excluded Stock" shall mean (1) shares of Common Stock issued or reserved for issuance by the Company as a stock dividend payable in shares of Common Stock, or upon any subdivision or split-up of the outstanding shares of Common Stock or preferred stock, or upon conversion or exercise of shares of currently outstanding shares of preferred stock or currently outstanding warrants; (2) the issuance of up to 300,000 shares of Common Stock to be issued or reserved for issuance to employees, consultants, officers or directors of the Company pursuant to the Company's 1999 Stock Compensation Program and up to 3,000,000 shares of Common Stock to be issued or reserved for issuance to employees, consultants, officers or directors of the Company pursuant to the Company's 2002 Stock Compensation


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

         Program, provided the exercise price for any options is at least equal to the fair market value of the Common Stock at the time the option was granted and the sales price for any shares of Common Stock issued under such plan is at least equal to the fair market value of the Common Stock at the time the shares are sold other than pursuant to the exercise of an option under such a plan; (3) shares of Common Stock or options or warrants for shares of Common Stock issued or reserved for issuance by the Company pursuant to the acquisition of stock or assets of an unaffiliated Person, provided that the consideration received by the Company for such shares of Common Stock shall be at least equal to the fair market value of the Common Stock at the time of such acquisition and the aggregate number of shares of Common Stock issued under this clause (3) and clause (4) below shall not exceed 1,000,000 shares; (4) shares of Common Stock or options or warrants for shares of Common Stock issued or reserved for issuance by the Company to equipment lessors, banks, financial institutions or similar entities in connection with commercial credit arrangements, equipment financing or similar transactions, provided that the aggregate number of shares of Common Stock issued under this clause (4) and clause (3) above shall not exceed 1,000,000 shares; (5) shares of Common Stock issued or reserved for issuance by the Company as a dividend or other distribution in connection with which an adjustment to the Conversion Price is made pursuant to clause (ii) or (iii); (6) issuance of securities in a public offering in which all of the Company's Series A Preferred Stock and Series AA-2 Preferred Stock will be converted, provided that such offering is made pursuant to a firm underwriting agreement and the net proceeds to the Company are at least $15 million; and (7) shares of Common Stock issued pursuant to currently outstanding options, warrants, notes, convertible securities or other rights to acquire securities of the Company which were outstanding as of the date. All shares of Excluded Stock which the Company has reserved for issuance shall be deemed to be outstanding for all purposes of computations under this paragraph 3.

                  (ii) STOCK DIVIDENDS, SUBDIVISIONS, RECLASSIFICATIONS OR COMBINATIONS. If the Company shall (i) declare a dividend or make a distribution on its Common Stock in shares of its Common Stock, (ii) subdivide or reclassify the outstanding Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, the Conversion Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Payee shall be entitled to receive the number of shares of Common Stock which the Payee would have owned or been entitled to receive had the portion of this Promissory Note so converted been converted immediately prior to such date. Successive adjustments in the Conversion Price shall be made whenever any event specified above shall occur.

                  (iii) CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE. In case of any consolidation with or merger of the Company with or into another corporation, or in case of any sale, lease or conveyance to another corporation of the assets of the corporation as an entirety or substantially as an entirety, Payee shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such consolidation, merger, sale, lease or conveyance) upon conversion


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

         of this Promissory Note would have been entitled upon such consolidation, merger, sale, lease or conveyance; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of Payee shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the conversion of this Promissory Note.

                  (iv) ROUNDING OF CALCULATIONS; MINIMUM ADJUSTMENT. All calculations under this paragraph 3 shall be made to the nearest cent or to the nearest one hundredth (1/100th) of a share, as the case may be. Any provisions of this paragraph 3 to the contrary notwithstanding, no adjustment in the Conversion Price shall be made if the amount of such adjustment would be less than $0.01, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or more.

                  (v) TIMING OF ISSUANCE OF ADDITIONAL COMMON STOCK UPON CERTAIN ADJUSTMENTS. In any case in which the provisions of this paragraph 3 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (A) issuing to the Payee for any portion of this Promissory Note converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount of cash in lieu of a fractional share of Common Stock pursuant to this paragraph 3; provided that the Company upon request shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

                  (vi) STATEMENT REGARDING ADJUSTMENTS. Whenever the Conversion Price shall be adjusted as provided in this paragraph 3, the Company shall forthwith notify Payee in writing and file at the principal office of the Company, a statement showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment. Each such statement shall be signed by the Company's Chief Financial Officer. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of this clause (vi).

         4. DEFAULTS AND REMEDIES. This Note is delivered by the Company to Payee pursuant to the loan and security agreement dated March 12, 2002, as amended by amendment no. 1 dated October 9, 2002 and amendment no. 2 dated as of November 11, 2002 (the "Loan Agreement") among the Company, the subsidiaries of the Company, Payee, AGHI Finance Co, LLC, The Stephen Adams Living Trust u.t.a. dated September 15, 1997, and Stephen Adams. If an Event of Default (as defined in the Loan Agreement) occurs and is continuing, then the Payee may declare the principal of and interest on the Note to be due and payable immediately. No course of dealing on the part of the Payee nor any delay or failure on the part of the Payee to exercise any right shall operate as a waiver of such right or



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otherwise prejudice the Payee's rights, powers and remedies. If an Event of
Default occurs, the Company will pay to the Payee all costs and expenses, including but not limited to reasonable attorneys' fees, incurred by the Payee in collecting any sums due on this Note or in otherwise enforcing any of the Payee's rights, powers and remedies.

         5. SECURITY. This Note is secured by a lien in favor of the Payee on all of the Company's assets and properties and by guaranties by the subsidiaries of the Company which guaranties are secured by a lien in favor of the Payee on all of each guarantor's assets and properties.

         6. GOVERNING LAW AND CONSTRUCTION. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Note or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note or any other statement, instrument or transaction contemplated hereby or relating hereto.

         7. CONSENT TO JURISDICTION. AT THE OPTION OF PAYEE, THIS NOTE MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN MINNEAPOLIS, MINNESOTA; AND THE COMPANY CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE COMPANY COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS NOTE, PAYEE AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED IF SUCH TRANSFER CAN BE ACCOMPLISHED UNDER APPLICABLE LAW. IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, PAYEE AT ITS OPTION SHALL BE ENTITLED TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

         8. MISCELLANEOUS. Payee shall have all of the benefits of the provisions of the Loan Agreement, including the security and guaranties provided thereunder.

         IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the date first written above.

                                  HOLIDAY RV SUPERSTORES, INC.


                                  By: /s/ Marcus A. Lemonis
                                      ---------------------------------
                                        Name:  Marcus A. Lemonis
                                        Title: Chief Executive Officer



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